UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2020
NEUROCRINE BIOSCIENCES, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22705	33-0525145
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12780 El Camino Real,
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (858) 617-7600
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On September 9, 2020, Neurocrine Biosciences, Inc. (the “Company”) presented at the Citi 15th Annual BioPharma Virtual Conference.
A transcript of the above-referenced presentation is attached as Exhibit 99.1 to this report and is incorporated in this Item 7.01 by reference. A link to the webcast of the presentation will be available on the Company’s website at www.neurocrine.com for approximately 30 days.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Forward-Looking Statements
In addition to historical facts, this Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. These statements include, but are not limited to, statements related to: the benefits to be derived from the Company’s products and product candidates; the value the Company’s products and/or the Company’s product candidates may bring to patients; the continued success of INGREZZA; the timing of the Company’s launch of ONGENTYS; the Company’s financial and operating performance, including the Company’s future expenses; the Company’s collaborative partnerships; expectations regarding the impact of COVID-19 on the Company’s business; expectations regarding the Company’s ability to adapt the Company’s business to the evolving COVID-19 pandemic, mitigate its impact on the Company’s business and maintain business continuity, including the Company’s ability to protect the safety and well-being of the Company’s employees, to continue to support uninterrupted supply of INGREZZA, including patient and healthcare provider access to INGREZZA, to continue the Company’s ongoing clinical trials and other development activities, and to otherwise advance the Company’s business objectives; and the timing of completion of the Company’s clinical, regulatory, and other development activities and those of the Company’s collaboration partners. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are: the Company’s future financial and operating performance; risks associated with the commercialization of INGREZZA and the Company’s other products; risks that the launch of ONGENTYS may be delayed; the impact of the COVID-19 pandemic and efforts to mitigate its spread on the Company’s business; risks and uncertainties associated with the scale and duration of the COVID-19 pandemic and resulting global, national, and local economic and financial disruptions; risk and uncertainties related to any COVID-19 quarantines, shelter-in-place and similar government orders that are currently in place or that may be put in place in the future, including the impact of such orders on the Company’s business operations and the business operations of the third parties on which the Company relies; risks related to the development of the Company’s product candidates; risks associated with the Company’s dependence on third parties for development and manufacturing activities related to INGREZZA and the Company’s product candidates, and the Company’s ability to manage these third parties; risks that the FDA or other regulatory authorities may make adverse decisions regarding the Company’s products or product candidates; risks associated with the Company’s dependence on AbbVie for the commercialization of ORILISSA and ORIAHNN, as well as the continued development of elagolix; risks associated with the Company’s dependence on BIAL for manufacturing activities for ONGENTYS, and the Company’s ability to manage BIAL; risks that clinical development activities may not be completed on time or at all, or may be delayed for regulatory, manufacturing, COVID-19 or other reasons, may not be successful or replicate previous clinical trial results, may fail to demonstrate that the Company’s product candidates are safe and effective, or may not be predictive of real-world results or of results in subsequent clinical trials; risks that the potential benefits of the agreements with the Company’s collaboration partners may never be realized; risks that the Company’s products, and/or the Company’s product candidates may be precluded from commercialization by the proprietary or regulatory rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and other risks described in the Company’s periodic reports filed with the Securities and Exchange Commission, including without limitation the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2020. The Company disclaims any obligation to update the statements contained in this Current Report on Form 8-K after the date hereof.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

99.1	Transcript of Neurocrine Biosciences, Inc. presentation on September 9, 2020 at Citi 15th Annual BioPharma Virtual Conference

104	Cover Page Interactive Data File

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: September 10, 2020	/s/ Matthew C. Abernethy
Matthew C. Abernethy
Chief Financial Officer (Duly authorized officer and Principle Financial Officer)